Long-term royalty payable	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-term royalty payable
16. Long-term royalty payable:

	December 31, 2021	December 31, 2020
Balance, beginning of year	$16,042	$18,258
Accretion expense	1,356	3,732
Repayment	(7,451)	(5,948)
Balance, end of year	9,947	16,042
Current portion	(5,200)	(7,451)
Long-term portion	$4,747	$8,591

On January 11, 2016, the Company entered into a financing agreement with Cartesian to support the Company's global growth initiatives. The financing agreement immediately provided $17,500 in cash (the “Tranche 1 Financing”). In consideration for the funds provided to the Company, Cartesian is entitled to royalty payments based on the greater of (i) a percentage of amounts received by the Company on select HPDI 2.0 fuel systems and CWI joint venture income through 2025 and (ii) stated fixed amounts per annum subject to adjustment for asset sales. The carrying value is being accreted to the expected redemption value using the effective interest method, which is approximately 23% per annum. Amounts due to Cartesian are secured by an interest in the Company's HPDI 2.0 fuel systems intellectual property and a priority interest in the Company's CWI joint venture interest.

In January 2017, the Company and Cartesian signed a Consent Agreement which allows the Company to sell certain assets in exchange for prepayment of the Cartesian royalty. Cartesian is paid 15% of the net proceeds from these asset sales to a maximum of $15,000, with these payments being allocated on a non-discounted basis to future years' minimum payments.

As of December 31, 2021, the total royalty prepayments paid to Cartesian as a result of the Consent Agreement was $11,912.
16. Long-term royalty payable (continued):

The estimated repayments including interest are as follows, for the years ending December 31:

2022	$5,200
2023	1,320
2024	1,848
2025	2,270
2026	2,851
$13,489